Employee Benefit Plans and Defined Benefit Pension Plans - Components of net periodic pension expense for the business funded defined benefit pension plans (Details) - Mafco Worldwide & Merisant - USD ($)
$ in Millions
	3 Months Ended		12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Components of net periodic pension expense for the Business' funded defined benefit pension plan
Service cost		$ (0.2)	$ (0.6)	$ (0.8)	$ (0.8)
Interest cost	$ (0.3)	(0.3)	(1.1)	(1.0)	(1.0)
Expected return on plan assets	(0.4)	(0.4)	1.5	1.5	1.5
Amortization of prior service costs			(0.1)	(0.1)	(0.1)
Settlement/Curtailment expense			(0.3)
Amortization of net actuarial loss	$ 0.1	0.3	(1.1)	(1.0)	(1.2)
Total net periodic benefit cost		$ (0.4)	$ (1.7)	$ (1.4)	$ (1.6)